As filed with the Securities and Exchange Commission on April 28, 2005

Registration No. 333-124176

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

COLEY PHARMACEUTICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	2834	06-1506689
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

93 Worcester Street, Suite 101

Wellesley, MA 02481

(781) 431-9000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Robert L. Bratzler, Ph.D.

Coley Pharmaceutical Group, Inc.

93 Worcester Street, Suite 101

Wellesley, MA 02481

(781) 431-9000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

William T. Whelan, Esq. Megan N. Gates, Esq. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, MA 02111 (617) 542-6000	Charles Yon, Esq. Coley Pharmaceutical Group, Inc. 93 Worcester Street, Suite 101 Wellesley, MA 02481 (781) 431-9000	Patrick O’Brien, Esq. Ropes & Gray LLP One International Place Boston, MA 02110 (617) 951-7000

Approximate date of commencement of proposed sale to public:    As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box.    ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.    ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.    ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Explanatory Note

This Amendment No. 1 is being filed solely for the purpose of filing exhibits to the Registration Statement (Registration No. 333-124176) and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 13, 14, 15 or 17 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

Exhibits

Exhibit Number	Description of Exhibit
1.1*	Form of Purchase Agreement.

3.1@	Fourth Amended and Restated Certificate of Incorporation of the Registrant.

3.2*	Restated Certificate of Incorporation of the Registrant to be filed upon completion of this offering.

3.3@	Amended and Restated By-Laws of the Registrant.

3.4*	Restated By-Laws of the Registrant to be effective upon completion of this offering.

4.1*	Form of Common Stock Certificate.

4.2	Third Amended and Restated Investor Rights Agreement, dated as of August 30, 2004, by and among the Registrant and certain stockholders of the Registrant.

4.3	Form of Common Stock Warrant, together with a schedule of warrantholders.

4.4	Form of Series C Preferred Stock Warrant, together with a schedule of warrantholders.

4.5	Series F Preferred Stock Warrant issued to General Electric Capital Corporation.

5.1*	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Registrant, with respect to the legality of securities being registered.

10.1@	1997 Employee, Director and Consultant Stock Option Plan.**

10.2.1	Form of Initial Employment Incentive Stock Option Agreement

10.2.2	Form of Incentive Stock Option Agreement

10.2.3	Form of Non-Qualified Stock Option Agreement

10.3.1	Amendment No. 1 to the Stock Option Agreement, dated March 1, 2000

10.3.2	Amendment No. 2 to the Stock Option Agreement, dated September 19, 2002

10.4*	2005 Employee Stock Purchase Plan.

10.5@	401(k) Plan.

10.6@	Letter Agreement, dated May 6, 1998, by and between the Registrant and Robert L. Bratzler.

10.7@	Amendment No. 1 to Letter Agreement, dated November 14, 2000, by and between the Registrant and Robert L. Bratzler.

10.8@	Participation Agreement, dated February 25, 1998, between Coley Pharmaceutical GmbH and Technologie-Beleiligungs-Gesellschaft.

10.9@	Co-Operation Agreement, dated February 25, 1998, between the Registrant and Technologie-Beleiligungs-Gesellschaft.

10.10@	Amended and Restated Loan and Pledge Agreement, dated April 10, 2002, by and between the Registrant and Arthur M. Krieg.

10.11@	Amended and Restated Promissory Note, dated April 10, 2002, by and between the Registrant and Arthur M. Krieg.

10.12	[Reserved]

10.13*	Form of Restated and Amended Change of Control and Severance Agreement.

Exhibit Number	Description of Exhibit

10.14@	Form of Change of Control Agreements, together with a list of parties thereto.

10.15@	Form of Non-Employee Director Change of Control Agreement, together with a list of parties thereto.

10.16+@	License Agreement, dated March 31, 1997, by and between the Registrant and the University of Iowa Research Foundation.

10.17+@	Amendment to License Agreement, dated March 7, 2001, by and between the Registrant and the University of Iowa Research Foundation.

10.18+@	License Agreement, dated September 1, 1998, by and between the Registrant and Loeb Health Research Institute at the Ottawa Hospital.

10.19+@	Amendment to License Agreement, dated September 25, 2001, by and between the Registrant and Loeb Health Research Institute at the Ottawa Hospital.

10.20+@	Strategic Alliance: License Agreement (Infectious Diseases), dated December 18, 1998, by and between the Registrant and SmithKline Beecham PLC.

10.21+@	Amendment No. 1 to the License Agreement (Infectious Diseases), dated December 18, 1999, by and between the Registrant and SmithKline Beecham PLC.

10.22+@	Strategic Alliance: Non-Exclusive License Agreement (Breast, Prostate and Lung Cancer), dated November 12, 2002, by and between the Registrant and Glaxo Group Limited.

10.23+@	Amended and Restated Product Development and License Agreement, dated December 21, 2001, by and between the Registrant and Aventis Pharmaceuticals, Inc.

10.24+@	Amendment No. 1 to Amended and Restated Product Development and License Agreement, dated August 6, 2003, by and between the Registrant and Aventis Pharmaceuticals Inc.

10.25+@	Amended and Restated License Agreement, dated February 1, 2003, by and between the Registrant and QIAGEN GmbH.

10.26+@	License Agreement, dated June 25, 2003, by and between the Registrant and the University of Iowa Research Foundation

10.27+@	Non-Exclusive License Agreement, dated December 22, 2003, between the Registrant and Chiron Corporation.

10.28+@	License Agreement, dated January 23, 2004, by and between the Registrant and the Trustees of Boston University.

10.29+@	Stock Purchase Agreement, dated March 16, 2005, between the Registrant and Pfizer Inc.

10.30+	License Agreement, dated March 16, 2005, among the Registrant and Pfizer Inc.

10.30.1+	Amendment No. 1 to the License Agreement and Screening and Evaluation Agreement, dated April 21, 2005, among the Registrant and Pfizer Inc.

10.31+	Screening and Evaluation Agreement, dated March 16, 2005, by and between the Registrant and Pfizer Inc.

10.32@	Master Lease Agreement, dated November 13, 2001, between the Registrant and General Electric Capital Corporation.

10.33@	Master Security Agreement, dated February 5, 2003, between Coley Pharmaceutical Group, Ltd. and GE Canada Equipment Financing G.P.

10.34+	Defense Advance Research Projects Agency (“DARPA”) Contract Award, dated December 6, 2002.

10.35@	Grant #1-U01-A1057264-01, dated June 21, 2004, by and between the Registrant and the National Institutes of Health.

Exhibit Number	Description of Exhibit

10.36+	Contract #HHSN266200400044C/N01-40044, dated June 30, 2004, by and between the Registrant and National Institute of Allergy and Infectious Diseases.

10.37@	Sublease, dated March 8, 2001, between the Registrant and Harvard Pilgrim Health Care, Inc.

10.38@	First Amendment to Sublease, dated February 21, 2003, by and between the Registrant and Harvard Pilgrim Health Care, Inc.

10.39@	Second Amendment to Sublease, dated June 30, 2003, by and between the Registrant and Harvard Pilgrim Health Care, Inc.

10.40@	Amended and Restated Landlord Consent to Sub-Sublease, dated February 21, 2003, by and among the Registrant, Wellesley Gateway LLC and Harvard Pilgrim Health Care, Inc.

10.41@	Second Amended and Restated Landlord Consent to Sub-Sublease, dated June 30, 2003, by and among the Registrant, Wellesley Gateway LLC and Harvard Pilgrim Health Care, Inc.

10.42+@	Indenture, dated June 26, 2002, between the Registrant, Kanata Research Park Corporation and Coley Pharmaceutical Group, Ltd.

10.43@	Amendment to Lease, dated October 4, 2002, by and among the Registrant, Kanata Research Park Corporation and Coley Pharmaceutical Group, Ltd.

10.44@	Amendment to Lease, dated May 22, 2003, between the Registrant, Kanata Research Park Corporation and Coley Pharmaceutical Group, Ltd.

10.45@	Tenancy Agreement, dated February 21, 2001, between Coley Pharmaceutical GmbH and GL Gewerbepark Langenfeld KG.

10.46@	Tenancy Agreement, dated June 28, 2000, between Coley Pharmaceutical GmbH and Paeschke Immobilienund Vermogensverwaltungen GmbH & Co. KG.

10.47@	Supplementary Agreement to Tenancy Agreement, dated December 22, 2000, by and between Coley Pharmaceutical Gmbh and Paeschke Immobilienund Vermogensverwaltungen GmbH & Co. KG.

21@	Subsidiaries of the Registrant.

23.1@	Consent of PricewaterhouseCoopers, LLP

23.2*	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (see Exhibit 5.1)

24.1@	Powers of Attorney (See signature page)

*	To be filed by amendment.

@	Previously filed.
+	Confidential treatment has been requested for portions of this exhibit.
**	Denotes management compensation plan or contract.

Financial Statement Schedules

Financial Statement Schedules are omitted because the information is included in our financial statements or notes to those financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Wellesley, Massachusetts, on April 28, 2005.

COLEY PHARMACEUTICAL GROUP, INC.

By:	/s/ ROBERT L. BRATZLER
Robert L. Bratzler, Ph.D. President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities held on the dates indicated.

Signature	Title	Date

/s/ ROBERT L. BRATZLER, PH.D. Robert L. Bratzler, Ph.D.	President, Chief Executive Officer and Director (principal executive officer)	April 28, 2005

/s/ CHARLES ABDALIAN Charles Abdalian	Chief Financial Officer (principal financial and accounting officer)	April 28, 2005

* Kenneth Bate	Director	April 28, 2005

* Gert Caspritz, Ph.D.	Director	April 28, 2005

* Robert E. Cawthorn	Director	April 28, 2005

* Anthony Evnin, Ph.D.	Director	April 28, 2005

* Manfred Karobath, M.D.	Director	April 28, 2005

* James E. Thomas	Director	April 28, 2005

*By:	/s/ ROBERT L. BRATZLER
Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1*	Form of Purchase Agreement.

3.1@	Fourth Amended and Restated Certificate of Incorporation of the Registrant.

3.2*	Restated Certificate of Incorporation of the Registrant to be filed upon completion of this offering.

3.3@	Amended and Restated By-Laws of the Registrant.

3.4*	Restated By-Laws of the Registrant to be effective upon completion of this offering.

4.1*	Form of Common Stock Certificate.

4.2	Third Amended and Restated Investor Rights Agreement, dated as of August 30, 2004, by and among the Registrant and certain stockholders of the Registrant.

4.3	Form of Common Stock Warrant, together with a schedule of warrantholders.

4.4	Form of Series C Preferred Stock Warrant, together with a schedule of warrantholders.

4.5	Series F Preferred Stock Warrant issued to General Electric Capital Corporation.

5.1*	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Registrant, with respect to the legality of securities being registered.

10.1@	1997 Employee, Director and Consultant Stock Option Plan.**

10.2.1	Form of Initial Employment Incentive Stock Option Agreement

10.2.2	Form of Incentive Stock Option Agreement

10.2.3	Form of Non-Qualified Stock Option Agreement

10.3.1	Amendment No. 1 to the Stock Option Agreement, dated March 1, 2000

10.3.2	Amendment No. 2 to the Stock Option Agreement, dated September 19, 2002

10.4*	2005 Employee Stock Purchase Plan.

10.5@	401(k) Plan.

10.6@	Letter Agreement, dated May 6, 1998, by and between the Registrant and Robert L. Bratzler.

10.7@	Amendment No. 1 to Letter Agreement, dated November 14, 2000, by and between the Registrant and Robert L. Bratzler.

10.8@	Participation Agreement, dated February 25, 1998, between Coley Pharmaceutical GmbH and Technologie-Beleiligungs-Gesellschaft.

10.9@	Co-Operation Agreement, dated February 25, 1998, between the Registrant and Technologie-Beleiligungs-Gesellschaft.

10.10@	Amended and Restated Loan and Pledge Agreement, dated April 10, 2002, by and between the Registrant and Arthur M. Krieg.

10.11@	Amended and Restated Promissory Note, dated April 10, 2002, by and between the Registrant and Arthur M. Krieg.

10.12	[Reserved]

10.13*	Form of Restated and Amended Change of Control and Severance Agreement.

10.14@	Form of Change of Control Agreements, together with a list of parties thereto.

10.15@	Form of Non-Employee Director Change of Control Agreement, together with a list of parties thereto.

10.16+@	License Agreement, dated March 31, 1997, by and between the Registrant and the University of Iowa Research Foundation.

Exhibit Number	Description of Exhibit

10.17+@	Amendment to License Agreement, dated March 7, 2001, by and between the Registrant and the University of Iowa Research Foundation.

10.18+@	License Agreement, dated September 1, 1998, by and between the Registrant and Loeb Health Research Institute at the Ottawa Hospital.

10.19+@	Amendment to License Agreement, dated September 25, 2001, by and between the Registrant and Loeb Health Research Institute at the Ottawa Hospital.

10.20+@	Strategic Alliance: License Agreement (Infectious Diseases), dated December 18, 1998, by and between the Registrant and SmithKline Beecham PLC.

10.21+@	Amendment No. 1 to the License Agreement (Infectious Diseases), dated December 18, 1999, by and between the Registrant and SmithKline Beecham PLC.

10.22+@	Strategic Alliance: Non-Exclusive License Agreement (Breast, Prostate and Lung Cancer), dated November 12, 2002, by and between the Registrant and Glaxo Group Limited.

10.23+@	Amended and Restated Product Development and License Agreement, dated December 21, 2001, by and between the Registrant and Aventis Pharmaceuticals, Inc.

10.24+@	Amendment No. 1 to Amended and Restated Product Development and License Agreement, dated August 6, 2003, by and between the Registrant and Aventis Pharmaceuticals Inc.

10.25+@	Amended and Restated License Agreement, dated February 1, 2003, by and between the Registrant and QIAGEN GmbH.

10.26+@	License Agreement, dated June 25, 2003, by and between the Registrant and the University of Iowa Research Foundation

10.27+@	Non-Exclusive License Agreement, dated December 22, 2003, between the Registrant and Chiron Corporation.

10.28+@	License Agreement, dated January 23, 2004, by and between the Registrant and the Trustees of Boston University.

10.29+@	Stock Purchase Agreement, dated March 16, 2005, between the Registrant and Pfizer Inc.

10.30+	License Agreement, dated March 16, 2005, among the Registrant and Pfizer Inc.

10.30.1+	Amendment No. 1 to the License Agreement and Screening and Evaluation Agreement, dated April 21, 2005, among the Registrant and Pfizer Inc.

10.31+	Screening and Evaluation Agreement, dated March 16, 2005, by and between the Registrant and Pfizer Inc.

10.32@	Master Lease Agreement, dated November 13, 2001, between the Registrant and General Electric Capital Corporation.

10.33@	Master Security Agreement, dated February 5, 2003, between Coley Pharmaceutical Group, Ltd. and GE Canada Equipment Financing G.P.

10.34+	Defense Advance Research Projects Agency (“DARPA”) Contract Award, dated December 6, 2002.

10.35@	Grant #1-U01-A1057264-01, dated June 21, 2004, by and between the Registrant and the National Institutes of Health.

10.36+	Contract #HHSN266200400044C/N01-40044, dated June 30, 2004, by and between the Registrant and National Institute of Allergy and Infectious Diseases.

10.37@	Sublease, dated March 8, 2001, between the Registrant and Harvard Pilgrim Health Care, Inc.

10.38@	First Amendment to Sublease, dated February 21, 2003, by and between the Registrant and Harvard Pilgrim Health Care, Inc.

10.39@	Second Amendment to Sublease, dated June 30, 2003, by and between the Registrant and Harvard Pilgrim Health Care, Inc.

Exhibit Number	Description of Exhibit

10.40@	Amended and Restated Landlord Consent to Sub-Sublease, dated February 21, 2003, by and among the Registrant, Wellesley Gateway LLC and Harvard Pilgrim Health Care, Inc.

10.41@	Second Amended and Restated Landlord Consent to Sub-Sublease, dated June 30, 2003, by and among the Registrant, Wellesley Gateway LLC and Harvard Pilgrim Health Care, Inc.

10.42+@	Indenture, dated June 26, 2002, between the Registrant, Kanata Research Park Corporation and Coley Pharmaceutical Group, Ltd.

10.43@	Amendment to Lease, dated October 4, 2002, by and among the Registrant, Kanata Research Park Corporation and Coley Pharmaceutical Group, Ltd.

10.44@	Amendment to Lease, dated May 22, 2003, between the Registrant, Kanata Research Park Corporation and Coley Pharmaceutical Group, Ltd.

10.45@	Tenancy Agreement, dated February 21, 2001, between Coley Pharmaceutical GmbH and GL Gewerbepark Langenfeld KG.

10.46@	Tenancy Agreement, dated June 28, 2000, between Coley Pharmaceutical GmbH and Paeschke Immobilienund Vermogensverwaltungen GmbH & Co. KG.

10.47@	Supplementary Agreement to Tenancy Agreement, dated December 22, 2000, by and between Coley Pharmaceutical Gmbh and Paeschke Immobilienund Vermogensverwaltungen GmbH & Co. KG.

21@	Subsidiaries of the Registrant.

23.1@	Consent of PricewaterhouseCoopers, LLP

23.2*	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (see Exhibit 5.1)

24.1@	Powers of Attorney (See signature page)

*	To be filed by amendment.
@	Previously filed.
+	Confidential treatment has been requested for portions of this exhibit.
**	Denotes management compensation plan or contract.